EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 25, 2000, included in NFO Worldwide, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements, File Nos. 33-73516, 33-83002, 33-91936, 333-24297, 333-24299, 333-38497, 333-51929, and 333-58067.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
New York, New York,
March 24, 2000.

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